                                AMENDMENT NO. 24
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds
         Corporate Income Fund (liquidated September 19, 1997)
         Enterprise Fund (liquidated September 19, 1997)
         Federal Bond Fund (liquidated September 19, 1997)
         Delaware New Pacific Fund (liquidated June 15, 2001)
         Delaware U.S. Growth Fund
         Delaware Overseas Equity Fund (formerly World Growth Fund)

Delaware Group Cash Reserve
         Delaware Cash Reserve Fund

Delaware Group Equity Funds I (formerly Delaware)
         Delaware Balanced Fund (formerly Delaware Fund)
         Delaware Devon Fund

Delaware Group Equity Funds II (formerly Decatur)
         Delaware Blue Chip Fund (New)
         Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New) Delaware Diversified Value Fund (New)

Delaware Group Equity Funds III (formerly Trend)
         Delaware Trend Fund
         Delaware Technology and Innovation Fund (New)
         Delaware American Services Fund (New)
         Delaware Research Fund (New)
         Delaware Focused Growth Fund (New)(formerly Large Cap Growth Fund) Delaware Health Care Fund (New)
         Delaware Small Cap Growth Fund (New)

Delaware Group Equity Funds IV (formerly DelCap)
         Delaware Diversified Growth Fund
                  (formerly Capital Appreciation Fund)(New)
         Delaware Growth Opportunities Fund (formerly DelCap Fund)

Delaware Group Equity Funds V (formerly Value)
         Delaware Small Cap Value Fund (formerly Value Fund)
         Delaware Retirement Income Fund (New)
         Delaware Mid-Cap Value Fund (liquidated March 5, 2001)
         Delaware Small Cap Contrarian Fund (New)
------------------
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Foundation Funds (New)
         Delaware Balanced Portfolio (New)
         Delaware Growth Portfolio (New)
         Delaware Income Portfolio (New)
         The Asset Allocation Portfolio (New)
         Delaware S&P 500 Index Fund (New)

Delaware Group Government Fund
         Delaware American Government Bond Fund (formerly, Government Income Series and U.S. Government Fund)

Delaware Group Global & International Funds
         Delaware Emerging Markets Fund (New)
         Delaware Global Equity Fund (formerly Global Assets Fund)
                  (liquidated June 16, 2001)
         Delaware Global Bond Fund (liquidated July 31, 2001)
         Delaware International Equity Fund
         Delaware Global Opportunities Fund (formerly Global Equity Fund)
                 (New)(closed as of March 31, 2000)
         Delaware International Small Cap Fund (New)
         Delaware New Europe Fund (New) (liquidated March 31, 2000) Delaware Latin America Fund (New) (liquidated March 31, 2000)

Delaware Group Income Funds (formerly Delchester)
         Delaware Delchester Fund
         Delaware High-Yield Opportunities Fund (New)
         Delaware Strategic Income Fund (New)
         Delaware Corporate Bond Fund (New)
         Delaware Extended Duration Bond Fund (New)

Delaware Group Limited-Term Government Funds
         Delaware Limited-Term Government Fund
         U. S. Government Money Fund (liquidated December 18, 1998)

Delaware Pooled Trust
         The Mid-Cap Growth Equity Portfolio
                  (formerly The Aggressive Growth Portfolio)
         The Large-Cap Value Equity Portfolio
                  (formerly The Defensive Equity Portfolio)
         The Mid-Cap Value Equity Portfolio
                  (formerly The Small/Mid-Cap Value Equity Portfolio and The Defensive Equity Small/Mid-Cap Portfolio)(New) (liquidated April 28, 2000)
         The Defensive Equity Utility Portfolio (deregistered January 14, 1997) The Emerging Markets Portfolio (New)
         The Intermediate Fixed Income Portfolio
                  (formerly The Fixed Income Portfolio)
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio (New)
         The International Equity Portfolio
         The International Fixed Income Portfolio (New)

         The Labor Select International Equity Portfolio
         The Limited-Term Maturity Portfolio (New) (closed as of February 19,
                  1999)
         The Real Estate Investment Trust Portfolio
         The Global Equity Portfolio (New) The Real Estate Investment Trust Portfolio II (New) The Diversified Core Fixed Income Portfolio (New) The Aggregate Fixed Income Portfolio (New) The Small-Cap Growth Equity Portfolio (New) The Core Equity Portfolio
                  (formerly The Growth and Income Portfolio)(New)(liquidated April 30, 2001)
         The Small-Cap Value Equity Portfolio (New)
         The Balanced Portfolio (New)(liquidated April 30, 2001)
         The Equity Income Portfolio (New)(liquidated April 30, 2001)
         The Select Equity Portfolio (New)
         The International Small-Cap Portfolio (New)
         The International Large-Cap Equity Portfolio (New)
         The All-Cap Growth Equity Portfolio (New)
         The Large-Cap Growth Equity Portfolio (New)

Delaware Group Premium Fund
         Balanced Series (formerly Delaware Balanced Series and Delaware Series) Capital Reserves Series
         Cash Reserve Series
         Convertible Securities Series (New)
         Devon Series (New)
         Emerging Markets Series (New)
         Global Bond Series (New)
         Growth and Income Series (formerly Decatur Total Return Series)
         Growth Opportunities Series (formerly DelCap Series)
         High Yield Series (formerly Delchester Series)
         International Equity Series
         REIT Series (New)
         Select Growth Series (formerly Aggressive Growth Series)(New)
         Small Cap Value Series (formerly Value Series)
         Social Awareness Series  (formerly Quantum Series) (New)
         Strategic Income Series (New)
         Technology and Innovation Series (New)
         Trend Series
         U.S. Growth Series (New)

Delaware Group Tax-Free Fund
         Delaware Tax-Free Insured Fund
         Delaware Tax-Free USA Fund
         Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
         Delaware Tax-Free Money Fund

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-Free Income
         Trust-Pennsylvania)
         Delaware Tax-Free Pennsylvania Fund
         Delaware Tax-Free New Jersey Fund (New)
         Delaware Tax-Free Ohio Fund (New) (liquidated July 6, 2000)

Voyageur Funds
         Delaware U.S. Government Securities Fund (New)

Voyageur Insured Funds
         Delaware Tax-Free Arizona Insured Fund (New)
         Tax-Free Colorado Insured Fund (New)(closed as of February 19, 1999) Delaware Minnesota Insured Fund (New)

Voyageur Intermediate Tax Free Funds
         Tax-Free Arizona Intermediate Fund (New)
           (closed as of February 19, 1999)
         Tax-Free California Intermediate Fund (New)
           (closed as of February 19, 1999)
         Tax-Free Colorado Intermediate Fund (New)
           (closed as of February 19, 1999)
         Delaware Tax-Free Minnesota Intermediate Fund (New)

Voyageur Investment Trust
         Delaware Tax-Free California Insured Fund (New)
         Delaware Tax-Free Florida Insured Fund (New)
         Delaware Tax-Free Florida Fund (New)
         Delaware Tax-Free Kansas Fund (New)
         Delaware Tax-Free Missouri Insured Fund (New)
         Delaware Tax-Free New Mexico Fund (New)
         Delaware Tax-Free Oregon Insured Fund (New)
         Delaware Tax-Free Utah Fund (New)(liquidated November 18, 1999) Delaware Tax-Free Washington Insured Fund (New)
           (liquidated November 18, 1999)

Voyageur Investment Trust II (N-8F effective November 23, 1999)
         Florida Limited Term Tax Free Fund (New)
           (liquidated November 18, 1998)

Voyageur Mutual Funds
         Delaware Tax-Free Arizona Fund (New)
         Delaware Tax-Free California Fund (New)
         Delaware Tax-Free Iowa Fund (New)
         Delaware Tax-Free Idaho Fund (New)
         Delaware Minnesota High-Yield Municipal Bond Fund (New)
         Delaware Montana Municipal Bond Fund (New)
         Delaware National High-Yield Municipal Bond Fund (New)
         Delaware Tax-Free New York Fund (New)
         Delaware Tax-Free Wisconsin Fund (New)

Voyageur Mutual Funds II
         Delaware Tax-Free Colorado Fund (New)

Voyageur Mutual Funds III
         Delaware Select Growth Fund
            (formerly Delaware Aggressive Growth Fund) (New)
         Delaware Growth Stock Fund (New)
         Delaware Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds
         Delaware Tax-Free Minnesota Fund (New)
         Delaware Tax-Free North Dakota Fund (New)


Dated as of June 26, 2001

DELAWARE SERVICE COMPANY, INC.



By:      /s/Michael P. Bishof
         --------------------
         Michael P. Bishof
         Senior Vice President/Investment Accounting


DELAWARE GROUP ADVISER FUNDS DELAWARE GROUP CASH RESERVE DELAWARE GROUP EQUITY FUNDS I DELAWARE GROUP EQUITY FUNDS II DELAWARE GROUP EQUITY FUNDS III DELAWARE GROUP EQUITY FUNDS IV DELAWARE GROUP EQUITY FUNDS V DELAWARE GROUP FOUNDATION FUNDS DELAWARE GROUP GOVERNMENT FUND
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
DELAWARE GROUP INCOME FUNDS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE POOLED TRUST
DELAWARE GROUP PREMIUM FUND
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND
DELAWARE GROUP TAX-FREE MONEY FUND
VOYAGEUR FUNDS
VOYAGEUR INSURED FUNDS
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR MUTUAL FUNDS III


By:      /s/David K. Downes
         ------------------
         David K. Downes
         President/Chief Executive Officer/
         Chief Financial Officer